Exhibit 32.2

Certification required by Rule 13a-14(a) or Rule 15d-14(b) and section 906 of the Sarbanes-Oxley Act of 2002,  18 U.S.C. Section 1350

I,  Randal Hardy, Chief Financial Officer of HuntMountain Resources, certify that:

1.

This Annual Report on Form 10-KSB of HuntMountain Resources fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of HuntMountain Resources.

Date: March 30, 2006

/s/ Randal L. Hardy

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Randal L. Hardy, Chief Financial Officer